Prospectus Supplement
John Hancock Variable Insurance Trust (the Trust)
Lifestyle Balanced Portfolio (the fund)
Supplement dated December 11, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
The following information supplements and supersedes any information to the contrary relating to the funds contained in the Summary Prospectus.
At its meeting held on December 9-11, 2025, the Trust’s Board of Trustees (the Board) approved changes to the fund’s principal investment strategies and certain related changes. The fund’s new principal investment strategies will be effective immediately; however, the fund’s portfolio may not fully reflect the new principal investment strategies until the completion of a transition period on July 1, 2026 (the Effective Date).
In addition, at its meeting held on December 9-11, 2025, the Board approved a change to replace an additional benchmark with one that more closely correlates to the fund's investments, also effective on the Effective Date.
In connection with the change described above, as of the Effective Date, the paragraph below under the heading “Past performance” in the “Fund summary” section is amended and restated as follows:
The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based securities market index. Past performance does not indicate future results. The Morningstar U.S. Moderate Target Allocation Index and the fund’s custom blended benchmark, the “John Hancock Lifestyle Balanced Index,” show how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.
Additionally, as of the Effective Date, the “Average annual total returns” table for the fund under the heading “Past performance” in the “Fund summary” section is replaced in its entirety with the following:
Average annual total returns (%)—as of 12/31/2024	1 year	5 year	10 year
Series I	8.52	5.18	5.62
Series II	8.37	4.98	5.41
Series NAV	8.67	5.24	5.68
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	25.02	14.53	13.10
Morningstar U.S. Moderate Target Allocation Index (reflects no deduction for fees, expenses, or taxes)	12.96	7.47	7.45
John Hancock Lifestyle Balanced Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends) [1]	9.41	6.03	6.66
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Prior to July 1, 2026, the fund’s additional benchmark was the 35% Russell 3000 Index/15% MSCI EAFE Index/50% Bloomberg U.S. Aggregate Bond Index. Effective July 1, 2026, the fund’s additional benchmark is the John Hancock Lifestyle Balanced Index. The John Hancock Lifestyle Balanced Index better reflects the universe of investment opportunities based on the fund’s investment strategy. As of January 1, 2025, the John Hancock Lifestyle Balanced Index comprises 31.5% of the S&P 500 Index, 12.3% of the MSCI World ex-USA Index, 8.4% of the Russell 2500 Index, 4.8% of the MSCI Emerging Markets Index, 3.0% of the John Hancock Real Asset Blended Index, 3.0% of the ICE BofA U.S. High Yield Index, 3.0% of the JPMorgan EMBI Global Index, 3.0% of the S&P/LSTA Leveraged Loan Index, 24.0% of the Bloomberg U.S. Aggregate Bond Index, 3.0% of the ICE BofA Long U.S. STRIPS Index, and 4.0% of the Bloomberg 1-5 Year TIPS Index.
Moreover, effective immediately, the disclosure under “Principal investment strategies” in the “Fund summary” section is revised and restated in its entirety as follows:
The fund, except as otherwise described below, operates as a fund of funds and normally invests approximately 60% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets (the “Equity Allocation”) and approximately 40% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed-income markets (the “Fixed Income Allocation”). Underlying funds may include exchange traded funds (“ETFs”) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisor, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities, including inflation-protected securities. The subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its investment objective.
Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds and in futures contracts on equity or fixed-income markets. These allocations may be changed at any time by the subadvisor.
The fund may invest in various underlying funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science, and technology stocks. Each of these underlying funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. The fund may also invest in underlying funds that purchase futures contracts on equity markets.
Certain of these underlying funds focus their investment strategy on fixed-income securities, which may include investment grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds, mortgage backed securities, U.S. and foreign government issued securities, domestic and international (including emerging markets) securities, inflation-protected securities, and bank loans.
The fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. The fund may use derivatives for hedging and nonhedging purposes including, without limitation, the following purposes:
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To establish a position in the derivatives markets as a method of gaining exposure to a particular security or market;
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To attempt to protect against possible changes in the market value of securities held or to be purchased by the fund or an underlying fund;
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To manage the effective maturity or duration of the securities of the fund or an underlying fund; and
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To facilitate the repatriation of foreign currency and the settlement of purchases of foreign securities.
The fund may invest in other types of investments including exchange-traded notes (ETNs) as described under “Other Permitted Investments of the Fund of Funds.”
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.
The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments. Because ESG factors are considered alongside other relevant factors, the manager may determine that an investment is appropriate notwithstanding its relative ESG characteristics.
Additionally, effective immediately, the following risk is added to the fund’s “PRINCIPAL RISKS OF INVESTING IN THE FUNDS OF FUNDS” section under “Principal risks” in the “Fund summary” section:
Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Furthermore, effective immediately, the following risk is added to the fund’s “PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS” section under “Principal risks” in the “Fund summary” section:
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.